UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2006

BRE Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Market Street, 4th Floor, San Francisco, CA		94105-2712
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (415) 445-6530

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On December 19, 2006, BRE Properties, Inc., issued a press release providing 2007 earnings estimates. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission

Item 9.01	Financial Statements and Exhibits

(d)  Exhibit Number

99.1     Press Release dated December 19, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Date: December 19, 2006	By:	/s/ Edward F. Lange, Jr.

Edward F. Lange, Jr.